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                                                                  EXHIBIT (i)(2)



                               CONSENT OF COUNSEL

     I consent to the incorporation by reference in this Post-Effective Amendment No. 74 to the Registration Statement of Eaton Vance Growth Trust (1933 Act File No. 2-22019) of my opinion dated October 29, 1998, which was filed as Exhibit (i) to Post-Effective Amendment No. 71.


                                      /s/ Maureen A. Gemma
                                      Maureen A. Gemma, Esq.

December 20, 1999
Boston, Massachusetts